UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2022

BIOTRICITY INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40761	47-2548273
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

275 Shoreline Drive, Suite 150

Redwood City, California 94065

(Address of Principal Executive Offices)

(650) 832-1626

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BTCY	NASDAQ Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2022, Patricia Kennedy as a member of the Board of Directors of Biotricity Inc. (the “Company”), a member of the Company’s Audit Committee, and a member of the Company’s Nominating and Corporate Governance Committee, resigned from the Company’s Board of Directors effective August 5, 2022. Patricia Kennedy did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices.

On August 5, 2022, Norman Betts as a member of the Board of Directors of Biotricity Inc. (the “Company”) and a member of the Company’s Audit Committee, resigned from the Company’s Board of Directors effective August 5, 2022. Norman Betts did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices.

On August 11, 2022, the Board of Directors of the Company appointed Chester White to the Board of Directors to fill the vacancy created by Patricia Kennedy’s resignation. There are no arrangements or understandings between Mr. White and any other persons pursuant to which he was selected as a director. Mr. White will receive compensation as a non-employee director in accordance with the company’s non-employee director compensation practice. Mr. White has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. White has not yet been appointed to any committees of the Board of Directors.

Mr. White is a performance driven executive with leadership in fund management, venture capital, private equity, hedge funds, investment banking, mergers and acquisitions, strategy consulting, and technology innovation (AI, blockchain, cyber, mobile, cloud, enterprise software, robotics, automation, healthcare). Mr. White holds hands on experience across a spectrum of functions (investment, board level, strategic. operations, and restructurings) and size (startup to fortune 500, private and public).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 11, 2022

BIOTRICITY INC.

By:	/s/ Waqaas Al-Siddiq
Waqaas Al-Siddiq
Chief Executive Officer